                                                                Exhibit 16(xiii)

                              THE FOUNTAIN SQUARE FUNDS
                              TOTAL RETURN
                              INVESTOR A SHARES
                              LOAD CALCULATIONS
                              PINNACLE FUND




AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.50%
---------------------------

T = (ERV/P) - 1

WHERE:    T=   TOTAL RETURN

          ERV= REDEEMABLE VALUE AT THE END
               OF THE PERIOD OF A HYPOTHETICAL
               $1,000 INVESTMENT MADE AT THE
               BEGINNING OF THE PERIOD.

          P=   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:  (03/04/85 TO 12/31/97):
                    (6,735.0 / 1,000) - 1 =       573.50%
  YEAR TO DATE:     (12/01/97 TO 12/31/97):
                    (1,354.0 / 1,000) - 1 =        35.40%
  QUARTERLY:        (10/01/97 TO 12/31/97):
                    (1,042.0 / 1,000) - 1 =         4.20%
  MONTHLY:          (12/01/97 TO 12/31/97):
                    (1,026.0 / 1,000) - 1 =         2.60%
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                              THE FOUNTAIN SQUARE FUNDS
                              TOTAL RETURN
                              INVESTOR C SHARES
                              CDSC LOAD CALCULATIONS
                              PINNACLE FUND




AGGREGATE TOTAL RETURN


T = (ERV/P) - 1

WHERE:    T=   TOTAL RETURN

          ERV= REDEEMABLE VALUE AT THE END
               OF THE PERIOD OF A HYPOTHETICAL
               $1,000 INVESTMENT MADE AT THE
               BEGINNING OF THE PERIOD.

          P=   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

WITH CDSC OF:         0.00%
---------------------------

  SINCE INCEPTION:  (03/04/85 TO 12/31/97):
                    (6,735.0 / 1,000) - 1 =       573.50%


WITH CDSC OF:         1.00%
---------------------------

  YEAR TO DATE:     (12/01/97 TO 12/31/97):
                    (1,344.0 / 1,000) - 1 =        34.40%
  QUARTERLY:        (10/01/97 TO 12/31/97):
                    (1,032.0 / 1,000) - 1 =         3.20%
  MONTHLY:          (12/01/97 TO 12/31/97):
                    (1,016.0 / 1,000) - 1 =         1.60%